UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/28/2005

OXIS International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-08092

DE	94-1620407
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

6040 N Cutter Circle Suite 317, Portland, OR 97217
(Address of Principal Executive Offices, Including Zip Code)

503-283-3911
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On October 28, 2005, OXIS International, Inc. ("OXIS") entered into a Tenth Amendment to Lease with Rosan, Inc., the landlord of its office premises at 6040 N. Cutter Circle, Suite 317, Portland, Oregon, pursuant to which the lease of the office premises is extended for an additional three months. The lease term is now extended from November 14, 2005 to February 14, 2006.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
10.1        Tenth Amendment to Lease between OXIS International, Inc. and Rosan, Inc. dated October 28, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OXIS International, Inc.

Date: November 02, 2005.	By:	/s/ Steven T. Guillen
Steven T. Guillen
President and CEO

Exhibit Index

Exhibit No.	Description
EX-10.1	Tenth Amendment to Lease